EXHIBIT 10.3

STOCK PLEDGE AGREEMENT

THIS STOCK PLEDGE AGREEMENT (as may be amended, restated or modified from time to time, this “Pledge Agreement”), dated as of June 17, 2016 is made by and between Arend Dirk Verweij, as pledgor (the “Pledgor”), R & T Sports Marketing, Inc., a Florida corporation (the “Pledgee”), and Legal & Compliance, LLC, as escrow agent (“Escrow Agent”).

WITNESSETH:

WHEREAS, pursuant to that certain 10% Secured Promissory Note of even date herewith (the “Note”), the Pledgee has loaned (the “Loan”) to Iddriven, Inc., a Nevada corporation (the “Borrower”), up to $100,000, with the specific amount to be determined at Closing as set forth in that certain Securities Purchase Agreement of even date herewith;

WHEREAS, as of the date hereof, the Pledgor is the registered and/or beneficial owner, or in control of, 17,910,000 shares of common stock of the Borrower (the “Shares”);

WHEREAS, in order to induce the Pledgee to make the Loan, the Pledgor has agreed to pledge (the “Pledge”), as security for the obligations of the Borrower to the Pledgee as set forth in the Note (the “Obligations”), a portion of the Pledgor’s right, title and interest in and to the Shares (the “Pledged Shares”). In the event that the Note is funded for $100,000, then the Pledged Shares shall be for all of the Shares; however, if the Note is funded for less than $100,000, then the Pledged Shares shall be reduced proportionately. For example, if the Pledgee funds $50,000 pursuant to the Note, then the Pledged Shares shall be for 8,995,000 Shares;

NOW, THEREFORE, in consideration of the premises set forth above, the covenants and agreements hereinafter set forth, and other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Pledgor and the Pledgee agree as set forth below:

SECTION 1. Defined Terms. Except as otherwise defined herein, terms defined in the Note shall have the same meaning when used herein.

SECTION 2. Grant of Security.

(a) As security for the Borrower’s obligations set forth in the Note, the Pledgor hereby grants to the Pledgee a first priority lien on and a first priority security interest in the following (collectively, the “Pledged Collateral”):

(i) the Pledged Shares and all capital, revenue, profit, income, gain or other property or proceeds, return on contribution or otherwise with respect to the Pledged Shares;

(ii) all securities, moneys or property representing dividends or interest on any of the Pledged Shares, or representing a distribution in respect of the Pledged Shares, or resulting from a split-up, revision, reclassification or other like change of the Pledged Shares or otherwise received in exchange therefor, and any subscription warrants, rights or options issued to the holders of, or otherwise in respect of, the Pledged Shares;

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(iii) all right, title and interest of Pledgor in, to and under any policy of insurance payable by reason of loss or damage to the Pledged Shares;

(iv) all other payments due or to become due to the Pledgor in respect of the Pledged Shares whether under any organizational document or otherwise, whether as contractual obligations, damages or otherwise; and

(v) all other property hereafter delivered in substitution for or in addition to any of the foregoing, all certificates and instruments representing or evidencing such other property and all cash, securities, interest, dividends, rights and other property at any time and from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all thereof.

(b) Simultaneously with the execution of the Note and this Agreement (the “Transaction Documents”), the Pledgor shall deliver to the Escrow Agent stock certificates representing the Shares (the “Transfer Documents”), and such stock certificates and Transfer Documents shall be held by the Escrow Agent until the full payment of all amounts due to the Pledgee under the Note and through repayment in accordance with the terms of the Note, or the termination or expiration of this Agreement.

(c) In addition to the remedies set forth in Section 5, below, upon the occurrence of an Event of Default (as defined in Section 5 below), the Pledgee shall be entitled to vote the Pledged Shares, to receive dividends and other distributions thereon, and to enjoy all other rights and privileges incident to the ownership of the Pledged Shares.

(d) Upon the payment of all amounts due to the Pledgee under the Note by repayment in accordance with the terms of the Note, the parties hereto shall notify the Escrow Agent to such effect in writing. Upon receipt of such written notice for payment of the amounts due to the Pledgee under the Note, the Escrow Agent shall return to the Pledgor the Pledged Shares and the certificates representing the Pledged Shares, whereupon any and all rights of Pledgee in the Pledged Shares shall be terminated. Notwithstanding anything to the contrary contained herein, upon full payment of all amounts due to the Pledgee under the Note, by repayment in accordance with the terms of the Note, this Agreement and Pledgee's security interest and rights in and to the Pledged Shares shall terminate.

SECTION 3. Representations and Warranties. The Pledgor represents and warrants that:

(a) it is the legal and beneficial owner of, and has good and marketable title to, the Shares, subject to no pledge, lien, mortgage, hypothecation, security interest, charge, option or other encumbrance whatsoever, except the lien and security interest created and contemplated by this Pledge Agreement;

(b) it has full power, authority and legal right to execute, deliver and perform its obligations under this Pledge Agreement and to create the lien and security interest contemplated by this Pledge Agreement; and

(c) this Pledge Agreement constitutes a valid obligation of the Pledgor, legally binding upon him and enforceable in accordance with its terms.

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SECTION 4. Covenants. The Pledgor hereby covenants that during the continuance of this Pledge Agreement:

(a) he shall warrant and defend the right and title of the Pledgee conferred by this Pledge Agreement in and to the Shares at the cost of the Pledgor against the claims and demands of all persons whomsoever;

(b) he shall not sell, assign, transfer, charge, pledge or encumber in any manner any part of the Shares or suffer to exist any encumbrance on the Shares;

SECTION 5. Remedies. At any time after the occurrence of an “Event of Default” (as defined in the Note) that has not yet been cured as set forth in the Note, Pledgee shall provide written notice of such Default (the "Default Notice") to the Escrow Agent, with a copy to the Pledgor. As soon as practicable after receipt of the Default Notice, the Escrow Agent shall deliver to Pledgee the Pledged Shares held by the Escrow Agent hereunder, whereupon Pledgee may exercise all rights and remedies of a secured party with respect to such property as may be available under the Uniform Commercial Code as in effect in the State of Florida.

SECTION 6. Application of Proceeds. All moneys collected or received by the Pledgee pursuant to this Pledge Agreement shall be applied to payment of the Borrowers obligation under the Note.

SECTION 7. Concerning the Escrow Agent. The Escrow Agent undertakes to perform only such duties as are expressly set forth herein and no implied duties or obligations shall be read into this Agreement against the Escrow Agent. The Escrow Agent may act in reliance upon any writing or instrument or signature which it, in good faith, believes to be genuine, may assume the validity and accuracy of any statement or assertion contained in such a writing or instrument, and may assume that any person purporting to give any writing, notice, advice or instructions in connection with the provisions hereof has been duly authorized to do so. The Escrow Agent shall not be liable in any manner for the sufficiency or correctness as to form, manner, and execution, or validity of any instrument deposited in this escrow, nor as to the identity, authority, or right of any person executing the same; and its duties hereunder shall be limited to the safekeeping of such certificates, monies, instruments, or other document received by him as such escrow holder, and for the disposition of the same in accordance with the written instruments accepted by him in the escrow. Pledgee and the Pledgor hereby agree, to defend and indemnify the Escrow Agent and hold him harmless from any and all claims, liabilities, losses, actions, suits, or proceedings at law or in equity, or any other expenses, fees, or charges of any character or nature which he may incur or with which he may be threatened by reason of his acting as Escrow Agent under this Agreement; and in connection therewith, to indemnify the Escrow Agent against any and all expenses, including attorneys' fees and costs of defending any action, suit, or proceeding or resisting any claim . The Escrow Agent shall be vested with a lien on all property deposited hereunder, for indemnification of attorneys' fees and court costs regarding any suit, proceeding or otherwise, or any other expenses, fees, or charges of any character or nature, which may be incurred by the Escrow Agent by reason of disputes arising between the makers of this escrow as to the correct interpretation of this Agreement and instructions given to the Escrow Agent hereunder, or otherwise, with the right of the Escrow Agent, regardless of the instructions aforesaid, to hold said property until and unless said additional expenses, fees, and charges shall be fully paid. Any fees and costs charged by the Escrow Agent for serving hereunder shall be paid by the Pledgor. The Escrow Agent may resign upon ten (10) days' written notice to the parties in this Agreement. If a successor Escrow Agent is not appointed within this ten (10) day period, the Escrow Agent may petition a court of competent jurisdiction to name a successor.

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SECTION 8. Miscellaneous.

8.1 Further Assurances. The Pledgor agrees that if this Pledge Agreement shall, in the reasonable opinion of the Pledgee, at any time be deemed by the Pledgee, for any reason, insufficient in whole or in part to carry out the true intent and spirit hereof, it shall execute or cause to be executed such other documents or deliver or cause to be delivered such further assurances as in the opinion of the Pledgee may be required in order to more effectively accomplish the purposes of this Pledge Agreement including, without limitation, an alternative pledge or such other alternative security as the Pledgee shall require.

8.2 Remedies Cumulative and Not Exclusive; No Waiver. Each and every right, power and remedy herein given to the Pledgee shall be cumulative and shall be in addition to every other right, power and remedy of the Pledgee now or hereafter existing at law, in equity or by statute, and each and every right, power and remedy, whether herein given or otherwise existing, may be exercised from time to time, in whole or in part, and as often and in such order as may be deemed expedient by the Pledgee, and the exercise or the beginning of the exercise of any right, power or remedy shall not be construed to be a waiver of the right to exercise at the same time or thereafter any other right, power or remedy. No failure, delay or omission by the Pledgee in the exercise of any right or power or in the pursuance of any remedy accruing upon any breach or default by the Pledgor shall impair any such right, power or remedy or be construed to be a waiver of any such right, power or remedy or to be an acquiescence therein; nor shall the acceptance by the Pledgee of any security or of any payment of or on account of any of the amounts due from the Pledgor to the Pledgee and maturing after any breach or default or of any payment on account of any past breach or default be construed to be a waiver of any right with respect to any future breach or default or of any past breach or default not completely cured thereby. In addition to the rights and remedies granted to it in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to any of the Obligations, the Pledgee shall have rights and remedies of a secured party under the UCC.

8.3 Successors and Assigns. This Pledge Agreement and all obligations of the Pledgor hereunder shall be binding upon the successors and assigns of the Pledgor and shall, together with the rights and remedies of the Pledgee hereunder, inure to the benefit of the Pledgee, its respective successors and assigns.

8.4 Waiver; Amendment. None of the terms and conditions of this Pledge Agreement may be changed, waived, modified or varied in any manner whatsoever unless in writing duly signed by the Pledgor and the Pledgee.

8.5 Invalidity. If any provision of this Pledge Agreement shall at any time, for any reason, be declared invalid, void or otherwise inoperative by a court of competent jurisdiction, such declaration or decision shall not affect the validity of any other provision or provisions of this Pledge Agreement, or the validity of this Pledge Agreement as a whole and, to the fullest extent permitted by law, the other provisions hereof shall remain in full force and effect in such jurisdiction and shall be liberally construed in favor of the Pledgee in order to carry out the intentions of the parties hereto as nearly as may be possible. The invalidity and unenforceability of any provision hereof in any jurisdiction shall not affect the validity or enforceability of such provision in any other jurisdiction.

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8.6 Notices. All notices of request, demand and other communications hereunder shall be addressed, sent and deemed delivered in accordance with the Note, including delivery of any such notices or communications to the Borrower on behalf of the Pledgor, which Pledgor hereby agrees and acknowledges shall be valid and effective notice to the Pledgor hereunder.

8.7 Counterparts; Electronic Delivery. This Pledge Agreement may be executed in any number of counterparts, each of which shall be deemed an original, but all such counterparts together shall constitute one and the same instrument. Delivery of an executed counterpart of this Pledge Agreement by facsimile or electronic transmission shall be deemed as effective as delivery of an originally executed counterpart. In the event that the Pledgor delivers an executed counterpart of this Pledge Agreement by facsimile or electronic transmission, the Pledgor shall also deliver an originally executed counterpart as soon as practicable, but the failure of the Pledgor to deliver an originally executed counterpart of this Pledge Agreement shall not affect the validity or effectiveness of this Pledge Agreement.

8.8 References. References herein to Sections, Exhibits and Schedules are to be construed as references to sections of, exhibits to, and schedules to, this Pledge Agreement, unless the context otherwise requires.

8.9 Headings. In this Pledge Agreement, Section headings are inserted for convenience of reference only and shall not be taken into account in the interpretation of this Pledge Agreement.

8.10 Termination. When all of the Obligations shall have been fully satisfied, the Pledgee agrees that it shall forthwith release the Pledgor from its Obligations hereunder and the Pledgee, at the request and expense of the Pledgor, shall promptly execute and deliver to the Pledgor a proper instrument or instruments acknowledging the satisfaction and termination of this Pledge Agreement, and the Irrevocable Proxies shall terminate forthwith and be delivered to the Pledgor forthwith together with the other items furnished to the Pledgee pursuant to this Pledge Agreement.

8.11. Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Pledge Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Florida without regard to the principles of conflict of laws thereof. Each party agrees that all legal proceedings concerning the interpretation, enforcement and defense of the transactions contemplated by the Pledge Agreement and any of the other agreements referenced herein (the “Transaction Documents”)(whether brought against a party hereto or its respective Affiliates, directors, officers, shareholders, employees or agents) shall be commenced in the state and federal courts sitting in Broward County, Florida (the “Florida Courts”). Each party hereto hereby irrevocably submits to the exclusive jurisdiction of the Florida Courts for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of such Florida Courts, or such Florida Courts are improper or inconvenient venue for such proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Note and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by applicable law. Each party hereto hereby irrevocably waives, to the fullest extent permitted by applicable law, any and all right to trial by jury in any legal proceeding arising out of or relating to this Note or the transactions contemplated hereby. If any party shall commence an action or proceeding to enforce any provisions of this Note, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its attorneys’ fees and other costs and expenses incurred in the investigation, preparation and prosecution of such action or proceeding.

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IN WITNESS WHEREOF, the parties hereto have caused this Pledge Agreement to be duly executed the day and year first above written.

PLEDGOR:

/s/ Arend D. Verweij

Arend Dirk Verweij

PLEDGEE:

R & T Sports Marketing, Inc.:

By: /s/ Daniel Kaplan

Name: Daniel Kaplan

Title: President

ESCROW AGENT:

Legal & Compliance, LLC

By:/s/ Laura E. Anthony

Laura E. Anthony, for the firm

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